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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: NOVEMBER 18, 2008
                       (Date of earliest event reported)

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                   000-23777
                            (Commission File Number)

             PA                                          23-2939222
(State or other jurisdiction               (IRS Employer of Identification No.)
      of incorporation)


         150 NORTH WASHINGTON AVENUE, SCRANTON, PENNSYLVANIA 18503-1848
               (Address of principal executive offices) (Zip Code)

                                (570) 346 - 7741
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.


On November 18, 2008, the Board of Directors of Penseco Financial Services Corporation, the parent holding company of Penn Security Bank & Trust Company, declared a quarterly cash dividend payment of $0.42 per share. The dividend will be paid on December 15, 2008 to shareholders of record as of the close of business on November 28, 2008. With this dividend payment, the total amount paid to shareholders in 2008 is $1.66 per share, a 5.1% increase from the $1.58 per share paid in 2007.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         By:  /s/  CRAIG W. BEST
                                              ---------------------------------
                                              Craig W. Best
                                              President and CEO

Date:    November 18, 2008